EXHIBIT 10.5.12

EXECUTION VERSION

The taking of this document or any certified copy of it or any other document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to this document in Austria or sending any email communication to which a PDF scan of this document is attached to an Austrian addressee or sending any email communication carrying an electronic or digital signature which refers to this document to an Austrian addressee.

REAFFIRMATION AGREEMENT, dated as of September 28, 2012 (this “Agreement”), among (a) Reynolds Group Holdings Limited (“Holdings”), (b) Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings LLC, Closure Systems International Holdings Inc., Pactiv LLC, Evergreen Packaging Inc., Reynolds Consumer Products Inc. and Beverage Packaging Holdings (Luxembourg) III S.à r.l. (collectively, with SIG Euro Holding AG & Co. KGaA, Closure Systems International B.V. and SIG Austria Holding GmbH, the “Borrowers”), (c) Reynolds Group Issuer (Luxembourg) S.A. (“Lux Issuer”), Reynolds Group Issuer LLC (“LLC Issuer”) and Reynolds Group Issuer Inc. (“Inc. Issuer”) (collectively, the “Issuers”), (d) the Grantors listed on Schedule A hereto (the “Security Reaffirming Parties”) and the Grantors listed on Schedule C hereto (together with the Security Reaffirming Parties, the “Reaffirming Parties”), (e) Credit Suisse AG, as administrative agent (in such capacity, the “Administrative Agent”) under the Credit Agreement (as defined below), (f) The Bank of New York Mellon, as trustee under the September 2012 Senior Secured Notes Indenture (as defined below) (in such capacity, the “September 2012 Trustee”), (g) The Bank of New York Mellon, as trustee under the August 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “August 2011 Trustee”), (h) The Bank of New York Mellon, as trustee under the February 2011 Senior Secured Notes Indenture (as defined below) (in such capacity, the “February 2011 Trustee”), (i) The Bank of New York Mellon, as trustee under the October 2010 Senior Secured Notes Indenture (as defined below) (in such capacity, the “October 2010 Trustee”), (j) The Bank of New York Mellon, as trustee under the November 2009 Senior Secured Notes Indenture (as defined below) (in such capacity, the “November 2009 Trustee”) and (k) The Bank of New York Mellon and Wilmington Trust (London) Limited as collateral agents (together, the “Collateral Agents”) under the First Lien Intercreditor Agreement (as defined below).

A. The Administrative Agent, the November 2009 Trustee, the Collateral Agents and the Reaffirming Parties, among others, entered into the First Lien Intercreditor Agreement dated as of November 5, 2009, as amended by Amendment No. 1 and Joinder Agreement dated as of January 21, 2010 (the “First Lien Intercreditor Agreement”). Capitalized terms used but not defined herein have the meanings assigned to such terms in the First Lien Intercreditor Agreement and the Credit Agreement (as defined below), as applicable.

B. Pursuant to the Amendment No. 7 and Incremental Term Loan Assumption Agreement dated as of the date hereof (“Amendment No. 7”), related to the Third Amended and Restated Credit Agreement dated as of September 28, 2012, among Holdings, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Administrative Agent (the “Credit Agreement”), certain Borrowers have, on the date hereof, borrowed the Term Loans.

C. The Issuers (as successors to the issuers under the November 2009 Senior Secured Notes Indenture), the Collateral Agents, the November 2009 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of November 5, 2009 (as amended or supplemented prior to the date hereof, the “November 2009 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities.

D. The Issuers (as successors to the Escrow Issuers (as defined in the October 2010 Senior Secured Notes Indenture)), the Collateral Agents, the October 2010 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of October 15, 2010 (as amended or supplemented prior to the date hereof, the “October 2010 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On November 16, 2010, in connection with such issuance, the October 2010 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

E. The Issuers, the Collateral Agents, the February 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of February 1, 2011 (as amended or supplemented prior to the date hereof, the “February 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On February 1, 2011, in connection with such issuance, the February 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

F. The Issuers (as successors to the Escrow Issuers (as defined in the August 2011 Senior Secured Notes Indenture)), the Collateral Agents, the August 2011 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, entered into an indenture, dated as of August 9, 2011 (as amended or supplemented prior to the date hereof, the “August 2011 Senior Secured Notes Indenture”), pursuant to which the Issuers issued certain debt securities. On September 8, 2011, in connection with such issuance, the August 2011 Trustee became a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

G. The Issuers, the Collateral Agents, the September 2012 Trustee and The Bank of New York Mellon, London Branch, as paying agent, among others, have entered into an indenture, dated the date of this Agreement (the “September 2012 Senior Secured Notes Indenture”), pursuant to which the Issuers have issued, on the date of this Agreement, certain debt securities (the “September 2012 Senior Secured Notes”). On the date hereof, in connection with such issuance, the September 2012 Trustee has become a party to the First Lien Intercreditor Agreement pursuant to Section 5.02(c) thereof.

H. Certain of the Security Reaffirming Parties are party to one or more of the Reaffirmed Security Documents (as defined below).

I. Each Reaffirming Party expects to realize, or has realized, direct and indirect benefits as a result of the funding of the Term Loans, the issuance of the September 2012 Senior Secured Notes and the consummation of the transactions contemplated thereby.

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Reaffirmation

SECTION 1.01. Reaffirmation. (a) Each Security Reaffirming Party (i) agrees that, notwithstanding the borrowing of the Term Loans and the issuance of the September 2012 Senior Secured Notes, each of the Security Documents (as each may have been amended, modified and/or confirmed on or prior to the date hereof) set forth on Schedule B hereto to which it is a party (each, a “Reaffirmed Security Document”) continues to be in full force and effect, subject to the Legal Reservations, and is hereby ratified and reaffirmed, (ii) confirms its respective pledges and grants of security interests in the Collateral to the extent provided in the Reaffirmed Security Documents and (iii) acknowledges that each such Reaffirmed Security Document to which it is a party and the First Lien Intercreditor Agreement continue in full force and effect subject to the Legal Reservations and extend, subject to the limitations contained therein, to (A) the Term Loans, which shall, as of the date hereof, be considered “Credit Agreement Obligations” under the First Lien Intercreditor Agreement and (B) the “Secured Obligations” as defined in the September 2012 Senior Secured Notes Indenture, which have been designated as “Additional Obligations” under and pursuant to the First Lien Intercreditor Agreement (the “Secured Notes Designation”).

(b) Each Reaffirming Party hereby (i) ratifies and affirms Amendment No. 7 and the transactions contemplated thereby, (ii) agrees that, notwithstanding the effectiveness of Amendment No. 7 and the amendment and restatement of the Credit Agreement, its guarantee provided pursuant to Article X of the Credit Agreement continues to be in full force and effect, (iii) confirms its guarantee of the Bank Obligations (with respect to itself) as provided in the Loan Documents (including any limitations expressly set forth therein as may be amended and/or modified from time to time) and (iv) acknowledges that such guarantee (including any limitations thereto expressly set forth in the relevant Loan Document, including Schedule 10.03 of the Credit Agreement mutatis mutandis and in any Guarantor Joinder to the Credit Agreement) continues in full force and effect in respect of the Bank Obligations under the Credit Agreement and the other Loan Documents, including the Term Loans.

(c) Each of the Security Reaffirming Parties hereby confirms and agrees that, with respect to any Reaffirmed Security Document to which it is a party, the obligations under the Term Loans and the “Secured Obligations” as defined in the September 2012 Senior Secured Notes Indenture constitute “Obligations” or “Secured Liabilities” or words of similar import as set forth across from and described under the applicable Reaffirmed Security Documents listed in Schedule B.

(d) Each of the Security Reaffirming Parties hereby agrees that the Parallel Debt, if any, of such Security Reaffirming Party created under the First Lien Intercreditor Agreement or under any Guarantor Joinder in effect prior to the date hereof shall continue to be in full force and effect and shall accrue to the benefit of each Collateral Agent (for the benefit of the Secured Parties (as defined in the First Lien Intercreditor Agreement)) and shall continue to apply, as applicable, in relation to all Obligations following the funding of the Term Loans, the issuance of the September 2012 Senior Secured Notes and the Secured Notes Designation.

ARTICLE II

Representations and Warranties

SECTION 2.01. Organization; Powers. Each Reaffirming Party hereby represents and warrants as of the date hereof that such Reaffirming Party (a) is duly organized, validly existing and in good standing (or where applicable the equivalent status in any foreign jurisdiction) under the laws of the jurisdiction of its organization, except where the failure to be in good standing could not reasonably be expected to result in a Material Adverse Effect and (b) has the power and authority to execute, deliver and perform its obligations under this Agreement.

SECTION 2.02. Authorization. Each Reaffirming Party hereby represents and warrants as of the date hereof that the entry by such Reaffirming Party into this Agreement has been duly authorized by all requisite corporate and/or partnership and, if required, stockholder, works council and partner action.

SECTION 2.03. Enforceability. Each Reaffirming Party hereby represents and warrants as of the date hereof that this Agreement has been duly executed and delivered by such Reaffirming Party and, subject to the Legal Reservations, constitutes a legal, valid and binding obligation of such Reaffirming Party enforceable against such Reaffirming Party in accordance with its terms.

SECTION 2.04. Grantors. Holdings hereby represents and warrants as of the date hereof that each Reaffirming Party and the Grantors listed on Schedule D (which are not signatories hereto) hereto constitute all of the Grantors under the Credit Agreement and the First Lien Intercreditor Agreement existing immediately prior to the date hereof.

ARTICLE III

Miscellaneous

SECTION 3.01. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the First Lien Intercreditor Agreement; provided that all communications and notices to Wilmington Trust (London) Limited hereunder shall be given to it at the address set forth below, or to such other address as Wilmington Trust (London) Limited may hereafter specify.

Wilmington Trust (London) Limited

Third Floor

1 King’s Arms Yard

London EC2R 7AF

Facsimile: +44 (0)20 7397 3601

Attention: Elaine Lockhart

SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms of the Credit Agreement as applicable.

SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when copies hereof, which when taken together bear the signatures of each Reaffirming Party, the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee, the October 2010 Trustee and the November 2009 Trustee, shall have been received by each of the Collateral Agents, the Administrative Agent, the September 2012 Trustee, the August 2011 Trustee, the February 2011 Trustee, the October 2010 Trustee and the November 2009 Trustee. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic imaging means of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under any Credit Document or discharge or release the priority of any Credit Document or any other security therefor. Nothing herein shall be construed as a substitution or novation of the obligations outstanding under any Credit Document or instruments securing the same, which shall remain in full force and effect. Nothing in or implied by this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of Holdings, any Borrower, any Issuer or any other Grantor under any Credit Document from any of its obligations and liabilities thereunder. Each of the Credit Documents shall remain in full force and effect notwithstanding the execution and delivery of this Agreement.

SECTION 3.05. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 3.06. Austrian Stamp Duty, Etc. The parties hereto agree that the provisions of Sections 9.19 (Place of Performance) and 9.20 (Austrian Stamp Duty) of the Credit Agreement (and, if the Credit Agreement is no longer in existence, an equivalent clause in any Additional Agreement) and the provisions of Sections 5.15 (Place of Performance) and 5.16 (Austrian Stamp Duty) of the First Lien Intercreditor Agreement (and, if the First Lien Intercreditor Agreement is no longer in existence, an equivalent clause in any Intercreditor Arrangements) shall apply to this Agreement as if incorporated herein mutatis mutandis.

SECTION 3.07. No Other Supplement; Confirmation. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Secured Parties under any Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in any Credit Document, all of which shall continue in full force and effect.

SECTION 3.08. Rights of the Collateral Agents. For the avoidance of doubt, notwithstanding anything contained herein, each of the protections, immunities, rights, indemnities and benefits conferred on the Collateral Agents under the Reaffirmed Security Documents and the First Lien Intercreditor Agreement shall continue in full force and effect and shall apply to this Agreement as if set out in full herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REYNOLDS GROUP HOLDINGS LIMITED,

By:
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Authorised Signatory

and Witnessed by:

/s/ Karen Mower
	Name:	Karen Mower

Address:	Sydney, Australia

Occupation:	Lawyer

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

REYNOLDS GROUP HOLDINGS INC.

By:
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

REYNOLDS CONSUMER PRODUCTS HOLDINGS LLC

By:
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

Luxembourg

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) I S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.592

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A, a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.914

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) III S.À R.L., a private limited liability company (société à responsabilité limitée) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 128.135 and having a share capital of EUR 404,969,325

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

Luxembourg

REYNOLDS GROUP ISSUER (LUXEMBOURG) S.A., a public limited liability company (société anonyme) with registered office at 6C rue Gabriel Lippmann, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under number B 148.957

By
/s/ Karen M. Mower
	Name:	Karen M. Mower
	Title:	Authorised Signatory

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

BAKERS CHOICE PRODUCTS, INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

BCP/GRAHAM HOLDINGS L.L.C.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

BLUE RIDGE HOLDING CORP.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

BRPP, LLC.

BY: BLUE RIDGE PAPER PRODUCTS INC., AS MANAGER OF BRPP, LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

BLUE RIDGE PAPER PRODUCTS INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

CLOSURE SYSTEMS INTERNATIONAL AMERICAS, INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL HOLDINGS INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CLOSURE SYSTEMS INTERNATIONAL PACKAGING MACHINERY INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

CLOSURE SYSTEMS MEXICO HOLDINGS LLC

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CSI MEXICO LLC

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

CSI SALES & TECHNICAL SERVICES INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

EVERGREEN PACKAGING INC.

By
/s/ John C. Pekar
	Name:	John C. Pekar
	Title:	Assistant Secretary

EVERGREEN PACKAGING INTERNATIONAL (US) INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

EVERGREEN PACKAGING USA INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GPACSUB LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GPC CAPITAL CORP. I

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GPC CAPITAL CORP. II

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GPC HOLDINGS LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

GPC OPCO GP LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GPC SUB GP LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING ACQUISITION CORP.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING COMPANY INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING COMPANY, L.P.

By:	GPC OPCO GP L.L.C., its general partner

/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

GRAHAM PACKAGING GP ACQUISITION LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING HOLDINGS COMPANY

By:	BCP/Graham Holdings L.L.C., its general partner

/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING LC, L.P.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING LP ACQUISITION LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING MINSTER LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

GRAHAM PACKAGING PET TECHNOLOGIES INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President, Secretary and General Counsel

GRAHAM PACKAGING PLASTIC PRODUCTS INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President, Secretary and General Counsel

GRAHAM PACKAGING PX COMPANY

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President, Secretary and General Counsel

GRAHAM PACKAGING PX HOLDING CORPORATION

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING PX, LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

GRAHAM PACKAGING REGIOPLAST STS INC.

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM PACKAGING WEST JORDAN, LLC

By
/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

GRAHAM RECYCLING COMPANY, L.P.

By:	GPC SUB GP L.L.C., its general partner

/s/ Joseph B. Hanks
	Name:	Joseph B. Hanks
	Title:	Vice President and Secretary

NEWSPRING INDUSTRIAL CORP.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV GERMANY HOLDINGS, INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

PACTIV INTERNATIONAL HOLDINGS INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PACTIV MANAGEMENT COMPANY LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PCA WEST INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

PRAIRIE PACKAGING, INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

PWP INDUSTRIES, INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Vice President

RENPAC HOLDINGS INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS CONSUMER PRODUCTS INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

REYNOLDS FLEXIBLE PACKAGING INC.

By
/s/ Joseph E. Doyle
	Name:	Joseph E. Doyle
	Title:	Vice President and Assistant Secretary

REYNOLDS FOOD PACKAGING LLC

By
Joseph E. Doyle
	Name:	Joseph E. Doyle
	Title:	Vice President and Assistant Secretary

REYNOLDS GROUP ISSUER INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

REYNOLDS GROUP ISSUER LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS MANUFACTURING, INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING HOLDINGS LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

REYNOLDS PACKAGING KAMA INC.

By
/s/ Joseph E. Doyle
	Name:	Joseph E. Doyle
	Title:	Vice President and Assistant Secretary

REYNOLDS PACKAGING LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

REYNOLDS PRESTO PRODUCTS INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

REYNOLDS SERVICES INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Secretary

SIG COMBIBLOC INC.

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SIG HOLDING USA, LLC

By
/s/ Helen Dorothy Golding
	Name:	Helen Dorothy Golding
	Title:	Assistant Secretary

SOUTHERN PLASTICS, INC.

By
/s/ Stephanie Blackman
	Name:	Stephanie Blackman
	Title:	Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

United States

ULTRA PAC, INC.

By
/s/ Joseph E. Doyle
	Name:	Joseph E. Doyle
	Title:	Vice President and Assistant Secretary

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent,

by
/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

by
/s/ Kevin Buddhdew
	Name:	Kevin Buddhdew
	Title:	Associate

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

THE BANK OF NEW YORK MELLON, in its capacity as Collateral Agent,

by
/s/ Catherine F. Donohue
		Name:	Catherine F. Donohue
		Title:	Vice President

THE BANK OF NEW YORK MELLON, in its capacity as September 2012 Trustee, August 2011 Trustee, February 2011 Trustee, October 2010 Trustee and November 2009 Trustee,

By:
/s/ Catherine F. Donohue
		Name:	Catherine F. Donohue
		Title:	Vice President

[SIGNATURE PAGE TO REAFFIRMATION AGREEMENT]

WILMINGTON TRUST (LONDON) LIMITED, in its capacity as Collateral Agent,

by
/s/ Paul Barton
	Name:	Paul Barton
	Title:	/s/ Relationship Manager

[SIGNATURE PAGE TO THE REAFFIRMATION AGREEMENT]

SCHEDULE A

TO REAFFIRMATION AGREEMENT

List of the Security Reaffirming Parties

JURISDICTION	ENTITY
LUXEMBOURG	Beverage Packaging Holdings (Luxembourg) I S.A. Beverage Packaging Holdings (Luxembourg) II S.A. Beverage Packaging Holdings (Luxembourg) III S.à r.l. Reynolds Group Issuer (Luxembourg) S.A.

NEW ZEALAND	Reynolds Group Holdings Limited

UNITED STATES

Bakers Choice Products, Inc.

BCP/Graham Holdings L.L.C.

Blue Ridge Holding Corp.

Blue Ridge Paper Products Inc.

BRPP, LLC

Closure Systems International Americas, Inc.

Closure Systems International Holdings Inc.

Closure Systems International Packaging Machinery, Inc.

Closure Systems International, Inc.

Closure Systems Mexico Holdings LLC

CSI Mexico LLC

CSI Sales & Technical Services Inc.

Evergreen Packaging Inc.

Evergreen Packaging International (US) Inc.

Evergreen Packaging USA Inc.

GPACSUB LLC

GPC Capital Corp. I

GPC Capital Corp. II

GPC Holdings LLC

GPC Opco GP LLC

GPC Sub GP LLC

Graham Packaging Acquisition Corp.

Graham Packaging Company Inc.

Graham Packaging Company, L.P.

Graham Packaging GP Acquisition LLC

Graham Packaging Holdings Company

Graham Packaging LC, L.P.

Graham Packaging LP Acquisition LLC

Graham Packaging Minster LLC

Graham Packaging PET Technologies Inc.

Graham Packaging Plastic Products Inc.

Graham Packaging PX Company

Graham Packaging PX Holding Corporation

Graham Packaging PX, LLC

Graham Packaging Regioplast STS Inc.

Graham Packaging West Jordan, LLC

Graham Recycling Company, L.P.

Newspring Industrial Corp.

Pactiv Germany Holdings, Inc.

Pactiv International Holdings Inc.

JURISDICTION	ENTITY

Pactiv LLC

Pactiv Management Company LLC

PCA West Inc

Prairie Packaging, Inc.

PWP Industries, Inc.

Renpac Holdings Inc.

Reynolds Consumer Products Holdings LLC

Reynolds Consumer Products Inc.

Reynolds Flexible Packaging Inc.

Reynolds Food Packaging LLC

Reynolds Group Holdings Inc.

Reynolds Group Issuer Inc.

Reynolds Group Issuer LLC

Reynolds Manufacturing Inc.

Reynolds Packaging Holdings LLC

Reynolds Packaging Kama Inc.

Reynolds Packaging LLC

Reynolds Presto Products Inc.

Reynolds Services Inc.

SIG Combibloc Inc.

SIG Holding USA, LLC

Southern Plastics Inc.

Ultra Pac, Inc.

SCHEDULE B

TO THE REAFFIRMATION AGREEMENT

Part I

List of the Reaffirmed Security Documents

Collateral Agent: The Bank of New York Mellon

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
LUXEMBOURG

Share Pledge Agreement dated November 5, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent, such pledge being granted over the shares held by Reynolds Group Holdings Limited in the share capital of Beverage Packaging Holdings (Luxembourg) I S.A.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Share Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) I S.A. in the share capital of Reynolds Group Issuer (Luxembourg) S.A.

Pledge Over Receivables dated November 5, 2009 and entered into by Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Reynolds Group Issuer (Luxembourg) S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l. under a proceeds loan agreement.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards Beverage Packaging Holdings (Luxembourg) III S.à r.l.

“Secured Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) II S.A. as pledgor and the Collateral Agent, such pledge being granted over the claims the pledgor owns against Beverage Packaging Holdings (Luxembourg) I S.A. under certain proceeds loans made by Beverage Packaging Holdings (Luxembourg) II S.A. to Beverage Packaging Holdings (Luxembourg) I S.A.

Profit Participating Bonds Pledge Agreement dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, such pledge being granted over the Bonds (as defined therein) issued by Beverage Packaging Holdings (Luxembourg) III S.à r.l. and held by Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Bank Accounts dated November 5, 2009 and entered into between Reynolds Group Issuer (Luxembourg) S.A. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

Pledge Over Receivables dated December 2, 2009 and entered into between Reynolds Group Holdings Limited as pledgor and the Collateral Agent in the presence of Beverage Packaging Holdings (Luxembourg) I S.A., such pledge being granted over certain receivables held by Reynolds Group Holdings Limited towards Beverage Packaging Holdings (Luxembourg) I S.A. under an intercompany loan agreement.

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Pledge Over Receivables dated February 23, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) I S.A. as pledgor and the Collateral Agent in the presence of SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) I S.A. towards SIG Austria Holding GmbH and SIG Euro Holding AG & Co. KGaA under certain intercompany loan agreements.

Share Pledge Agreement dated March 20, 2012 and entered into between Graham Packaging Company, L.P. as pledgor and the Collateral Agent, such pledge being granted over 65% of the shares held by Graham Packaging Company, L.P. in the share capital of Graham Packaging European Holdings (Luxembourg) S.à r.l.

Share Pledge Agreement dated March 20, 2012 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l.as pledgor and the Collateral Agent, such pledge being granted over the shares held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in the share capital of Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

Pledge Over Receivables dated November 5, 2009 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards Beverage Packaging Holdings (Luxembourg) I S.A.

Pledge Over Bank Accounts dated November 5, 2009, as amended on July 20, 2012, and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent, over certain bank accounts opened with the Account Bank (as defined therein).

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA
Pledge Over Receivables dated May 4, 2010 and entered into between Beverage Packaging Holdings (Luxembourg) III S.à r.l. as pledgor and the Collateral Agent in the presence of SIG Combibloc Holding GmbH, such pledge being granted over certain receivables held by Beverage Packaging Holdings (Luxembourg) III S.à r.l. towards SIG Combibloc Holding GmbH under certain intercompany loan agreements.

NEW ZEALAND

General Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

Specific Security Deed (first ranking) dated November 5, 2009 between Reynolds Group Holdings Limited as Chargor and The Bank of New York Mellon in its capacity as Collateral Agent.

“Secured Liabilities”

UNITED KINGDOM

Security Assignment of Contractual Rights under a specific contract (of around EUR 7 million) between Beverage Packaging Holdings (Luxembourg) I S.A. as lender and SIG Austria Holding GmbH as borrower dated February 23, 2010.

Security Over Cash Agreement granted by Reynolds Consumer Products Inc. (formerly Reynolds Foil Inc.) dated December 19, 2011, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Over Cash Agreement granted by Reynolds Presto Products Inc. dated March 28, 2012, in favor of The Bank of New York Mellon in its capacity as Collateral Agent.

Security Assignment of Contractual Rights entered into by and between The Bank of New York Mellon and Beverage Packaging Holdings (Luxembourg) III S.à r.l relating to loans made to SIG Euro Holding AG & Co KGaA and Closure Systems International B.V., dated December 2, 2009.

“Secured Liabilities”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Security Assignment of Contractual Rights under a global loan agreement dated November 5, 2009 granted by Beverage Packaging Holdings (Luxembourg) III S.à r.l. in favor of The Bank of New York Mellon as collateral agent dated February 1, 2011

UNITED STATES

U.S. Collateral Agreement, dated as of November 5, 2009, among Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings Inc., Closure Systems International Holdings Inc., Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., each Subsidiary of Holdings (as defined therein) from time to time party thereto and The Bank of New York Mellon, as Collateral Agent.

Patent Security Agreement dated as of September 1, 2010, among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Trademark Security Agreement dated as of September 1, 2010, among Ultra Pac, Inc., Reynolds Food Packaging LLC, Reynolds Packaging LLC and The Bank of New York Mellon.

Copyright Security Agreement dated as of November 16, 2010, among Pactiv Corporation and The Bank of New York Mellon.

Patent Security Agreement dated as of November 16, 2010, among Pactiv Corporation, Newspring Industrial Corp. Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of November 16, 2010, among Pactiv Corporation, Newspring Industrial Corp.

Prairie Packaging, Inc., PWP Industries, Inc. and The Bank of New York Mellon.

“Obligations”

JURISDICTION	DOCUMENTS	Local term covering “Obligations” as defined in the FLICA

Patent Security Agreement dated as of May 2, 2011, among Dopaco, Inc. and The Bank of New York Mellon.

Trademark Security Agreement dated as of May 2, 2011, among Dopaco, Inc. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging Company, L.P. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging PET Technologies Inc. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging LC, L.P. and The Bank of New York Mellon

Patent Security Agreement dated as of March 20, 2012, among Graham Packaging Plastic Products Inc. and The Bank of New York Mellon

Trademark Security Agreement dated as of March 20, 2012, among Graham Packaging Company, L.P. and The Bank of New York Mellon

Trademark Security Agreement dated as of March 20, 2012, among Graham Packaging PET Technologies Inc. and The Bank of New York Mellon

Trademark Security Agreement dated as of March 20, 2012, among Graham Packaging LC, L.P. and The Bank of New York Mellon

SCHEDULE B

TO THE REAFFIRMATION AGREEMENT

Part II

List of the Reaffirmed Security Documents

Collateral Agent: Wilmington Trust

None

SCHEDULE C

TO THE REAFFIRMATION AGREEMENT

Grantors Reaffirming Guarantees Only

None

SCHEDULE D

TO THE REAFFIRMATION AGREEMENT

Excluded Grantors

JURISDICTION	ENTITY
AUSTRALIA	Whakatane Mill Australia Pty Limited (ACN 143793659)

AUSTRIA	SIG Austria Holding GmbH SIG Combibloc GmbH SIG Combibloc GmbH & Co. KG

BRAZIL	Closure Systems International (Brazil) Sistemas de Vedação Ltda. SIG Beverages Brasil Ltda SIG Combibloc do Brasil Ltda

BVI	CSI Latin American Holdings Corporation

CANADA	Evergreen Packaging Canada Limited Pactiv Canada Inc.

COSTA RICA	CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada

GERMANY

Closure Systems International Deutschland GmbH

Closure Systems International Holdings (Germany) GmbH

Omni-Pac Ekco GmbH Verpackungsmittel

Omni-Pac GmbH Verpackungsmittel

Pactiv Deutschland Holdinggesellschaft mbH

SIG Beverages Germany GmbH

SIG Combibloc GmbH

SIG Combibloc Holding GmbH

SIG Combibloc Systems GmbH

SIG Combibloc Zerspanungstechnik GmbH

SIG Euro Holding AG & Co. KGaA

SIG Information Technology GmbH

SIG International Services GmbH

SIG Beteiligungs GmbH

GUERNSEY	SIG Asset Holdings Limited

HONG KONG	Closure Systems International (Hong Kong) Limited Evergreen Packaging (Hong Kong) Limited SIG Combibloc Limited

HUNGARY	CSI Hungary Kft.

JAPAN	Closure Systems International Holdings (Japan) KK Closure Systems International Japan, Limited

JURISDICTION	ENTITY
LUXEMBOURG	Evergreen Packaging (Luxembourg) S.à r.l. Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

MEXICO

Bienes Industriales del Norte, S.A. de C.V.

CSI en Ensenada, S. de R.L. de C.V.

CSI en Saltillo, S. de R.L. de C.V.

CSI Tecniservicio, S. de R.L. de C.V.

Evergreen Packaging Mexico, S. de R.L. de C.V.

Grupo CSI de Mexico, S. de R.L. de C.V.

Reynolds Metals Company de Mexico, S. de R.L. de C.V.

Tecnicos de Tapas Innovativas, S.A. de C.V.

Pactiv Foodservice México, S. de R.L. de C.V.

Grupo Corporativo Jaguar, S.A. de C.V.

Servicios Industriales Jaguar, S.A. de C.V.

Servicio Terrestre Jaguar, S.A. de C.V.

Pactiv Mexico, S. de R.L. de C.V.

THE NETHERLANDS	Closure Systems International B.V. Evergreen Packaging International B.V. Reynolds Consumer Products International B.V. Reynolds Packaging International B.V.

NEW ZEALAND	Whakatane Mill Limited

SWITZERLAND	SIG allCap AG SIG Combibloc Group AG SIG Combibloc Procurement AG SIG Combibloc (Schweiz) AG SIG Schweizerische Industrie-Gesellschaft AG SIG Technology AG

THAILAND	SIG Combibloc Ltd.

UNITED KINGDOM

Closure Systems International (UK) Limited

IVEX Holdings, Ltd.

J. & W. Baldwin (Holdings) Limited

Kama Europe Limited

Omni-Pac U.K. Limited

Reynolds Consumer Products (UK) Limited

Reynolds Subco (UK) Limited (formerly BACO Consumer Products Limited)

SIG Combibloc Limited

SIG Holdings (UK) Limited

The Baldwin Group Limited